EATON VANCE MULTI-STRATEGY
ABSOLUTE RETURN FUND

Supplement to Prospectus dated March 1, 2018 and
Summary Prospectus dated March 1, 2018

Class B shares of Eaton Vance Multi-Strategy Absolute Return Fund (the “Fund”) have been converted into the corresponding Class A shares of the Fund. All references to Class B shares of the Fund are hereby removed.

April 6, 2018	28758 4.6.18